SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 17, 2009

Date of Report
(Date of Earliest Event Reported)

TRUDY CORPORATION
353 Main Avenue
Norwalk, Connecticut 06851

Commission File No. 0-16056
Incorporated in the State of Delaware
Federal Identification No. 06-1007765

Telephone: (203) 846-2274

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

See Exhibit 99.4, a Press Release dated June 8, 2009, a copy of which is attached hereto and incorporated herein by reference. Trudy Corporation (“Registrant”) and PCS Edventures!.com, Inc. (“PCS”), an Idaho corporation, announced that the two companies have terminated discussions for PCS to acquire substantially all of the assets and assume certain liabilities of Trudy Corporation.

Item 8.01   Other Events

The Registrant and PCS jointly announced that the two companies have terminated discussions for PCS to acquire substantially all of the assets and assume certain liabilities of Trudy Corporation.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Description

Exhibit No.

   99.4      Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUDY CORPORATION

Date: June 17, 2009	By	/s/ ASHLEY C. ANDERSEN ZANTOP

Ashley C. Andersen Zantop
Chief Executive Officer